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                                                                    EXHIBIT 24.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Post-Effective Amendment No. 2 to the Registration Statement on Form SB-2 of our report dated February 7, 1997 (with respect to Note K[2], February 21, 1997) on our audits of the financial statements of Cytoclonal Pharmaceutics Inc. We also consent to the reference of our firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.

                                            /s/ Richard A. Eisner & Company, LLP

New York, NY
April 21, 1997